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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                CNB CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721

                                 April 16, 2004

Dear Shareholder:

You are cordially invited to attend the annual meeting of CNB Corporation to be held at the Knights of Columbus Hall, 9840 N. Straits Highway (near the intersection of highways U.S. 27 and M-33), Cheboygan, Michigan, at 5:30 p.m. on Tuesday, May 18, 2004. The Notice of Annual Meeting and Proxy Statement follow this letter and the Corporation's 2003 Annual Report is enclosed.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, we urge you to sign, date and return your Proxy as soon as possible in the enclosed postage-paid envelope.

Dinner will be served following the meeting and we hope you will be able to join us. If you intend to join us for dinner, please complete and return the enclosed reservation card with your Proxy.

Your continued support of, and interest in, CNB Corporation are sincerely appreciated and we encourage you to recommend the Corporation's services to your friends and neighbors.

We look forward to seeing you at the meeting.

                                          Respectfully,

                                          Robert E. Churchill
                                          Chairman and Chief Executive Officer

Enclosures

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 18, 2004

TO THE SHAREHOLDERS:

      The Annual Meeting of Shareholders of CNB Corporation, a Michigan corporation, will be held on Tuesday, May 18, 2004, at 5:30 p.m., at the Knights of Columbus Hall, 9840 N. Straits Highway, Cheboygan, Michigan, for the following purposes:

      1. To elect nine directors, each to hold office for a one year term and until his or her successor is elected and qualified.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed March 19, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

                                         By order of the Board of Directors,

                                         John P. Ward
                                         Secretary

Dated: April 16, 2004

      YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. NOTE THAT IF THE STOCK IS HELD IN MORE THAN ONE NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                                 CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721

                                 PROXY STATEMENT
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 18, 2004

      This Proxy Statement and the enclosed Proxy are furnished in connection with the solicitation of proxies by the Board of Directors of CNB Corporation (the "Corporation"), a Michigan bank holding company whose sole subsidiary is Citizens National Bank of Cheboygan (the "Bank"), to be voted at the Annual Meeting of Shareholders of the Corporation to be held on May 18, 2004, at 5:30 p.m., at the Knights of Columbus Hall, 9840 South Straits Highway, Cheboygan, Michigan (the "Annual Meeting"), or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.

                              VOTING AT THE MEETING

      This Proxy Statement and the enclosed Proxy are expected to be mailed on or about April 16, 2004, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 19, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

      The Corporation's only class of outstanding stock is its common stock, par value $2.50 per share. As of the record date of March 19, 2004, 1,246,039 shares of common stock of the Corporation were outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Corporation.

      If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in this Proxy Statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting or any adjournment thereof.

      A Proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing, or by submitting a Proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed Proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

      The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of one and a maximum of seventeen members. The Bylaws also provide that at each annual meeting the shareholders shall elect directors to hold office until the succeeding annual meeting. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified. Directors must be shareholders.

      Nine persons have been nominated for election to the Board, each to serve one year expiring at the 2005 Annual Meeting of Shareholders. The Board has nominated Steven J. Baker, D.V.M., Robert E. Churchill, James C. Conboy, Jr., Kathleen M. Darrow, Thomas J. Ellenberger, Vincent J. Hillesheim, John L. Ormsbee, Francis J. VanAntwerp, Jr. and John P. Ward. All of the nominees are incumbent directors elected by the Corporation's shareholders at the prior annual meeting of shareholders.

      Unless otherwise directed by a shareholder's Proxy, the persons named as proxy holders in the accompanying Proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed Proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

      A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS.

                       INFORMATION ABOUT DIRECTOR NOMINEES

      The following table sets forth certain information regarding each nominee, including name, age, principal occupation for the past five years, and term of service as a director of the Corporation. The information set forth in the table is based in part on information provided by each nominee.

                                                                                                  HAS SERVED
                                                                                                 AS A DIRECTOR
          NAME AND AGE                                 PRINCIPAL OCCUPATION                        SINCE (1)
Steven J. Baker, D.V.M., 52(2)       Doctor of Veterinary Medicine, Indian River Veterinary          2000 (3)
                                     Clinic.

Robert E. Churchill, 63              Chairman of the Board & Chief Executive Officer of the          1983
                                     Corporation.

                                     Chairman of the Board & Chief Executive Officer of the
                                     Bank.

James C. Conboy, Jr., 56             President & Chief Operating Officer of the Corporation.         1983
                                     President & Chief Operating Officer of the Bank. Former
                                     Attorney/Partner, Bodman, Longley & Dahling LLP.

Kathleen M. Darrow, 61(2)            President/Co-owner of Darrow Bros. Excavating, Inc.             1996 (4)
                                     Retired Group Sales & Special Events Coordinator for
                                     the Mackinac State Historic Parks.

Thomas J. Ellenberger, 53(2)         Part owner, Vice President & Secretary of Albert                1996 (5)
                                     Ellenberger Lumber Co. (retail lumber sales).

Vincent J. Hillesheim, 53(2)         President of Crusoe's Rivertown Motors, Inc.                    1994
                                     Co-Manager of Crusoe Enterprises, LLC

John L. Ormsbee, 65(2)               Sole proprietor of Jack's Sales (auctioneering                  1980
                                     services)

Francis J. VanAntwerp, Jr.,          Vice President of Durocher Marine Division - Kokosing           1990
59(2)                                Construction Company, Inc. (marine construction).

John P. Ward, 67                     Secretary of the Corporation.                                   1994
                                     Retired Senior Vice President of the Corporation and
                                     Senior Vice President & Cashier of the Bank.

(1) Any service as a director prior to 1985, the year the Corporation was formed, would have been as a director of the Bank. Since 1985, all directors of the Corporation also have been directors of the Bank.

(2)   Member of the Audit Committee.

(3)   Director of the Bank since December, 1999.

(4)   Director of the Bank since January, 1996.

(5)   Director of the Bank since August, 1995.

                            OWNERSHIP OF COMMON STOCK

      The following table sets forth certain information as of March 19, 2004, with respect to those persons known by the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock.

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)

                                        SOLE VOTING           SHARED VOTING             TOTAL
      NAME AND ADDRESS OF             AND DISPOSITIVE        OR DISPOSITIVE     BENEFICIAL OWNERSHIP   PERCENT OF CLASS
        BENEFICIAL OWNER                   POWER                POWER(2)
Dessie M. Ormsbee
P.O. Box 5157
Cheboygan, MI 49721                        37,279                    37,279             74,558               5.99%

(1)The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within 60 days.

(2)These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

      The following table sets forth certain information as of March 19, 2004, as to the common stock of the Corporation owned beneficially by each director and nominee for director, each named executive officer, and by all directors and executive officers of the Corporation as a group.

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)

                                        SOLE VOTING            SHARED VOTING          TOTAL
            NAME OF                       AND/OR                AND/OR             BENEFICIAL         PERCENT OF
        BENEFICIAL OWNER             DISPOSITIVE POWER     DISPOSITIVE POWER(2)     OWNERSHIP            CLASS
Steven J. Baker                                                    1,716             1,716                *
Robert E. Churchill                                               17,563            22,712(3)            1.42%
James C. Conboy, Jr.                                               9,006            14,938(3)             *
Kathleen M. Darrow                         2,415                                     2,415                *
Thomas J. Ellenberger                      3,379                  10,086            13,465               1.08%
Vincent J. Hillesheim                     23,829                   1,179            25,008               2.01%
John L. Ormsbee                           14,681                  14,681            29,362               2.36%
Francis J. VanAntwerp, Jr.                   736                   7,217             7,953                *

John P. Ward                                                       3,919             3,919                *
All directors and officers as a
group (12 persons)                        45,995                  69,591           126,667(4)           10.17%

*Less than 1%.

(1)The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within 60 days.

(2)These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

(3)Includes 5,149 shares and 5,932 shares that may be acquired within 60 days by Mr. Churchill and Mr. Conboy, respectively, through the exercise of stock options.

(4)Includes 22,991 shares that may be acquired within 60 days by executive officers of the Corporation through the exercise of stock options.

                                PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation Common Stock (based on the last reported sales price of the respective year) with the cumulative total return of the Nasdaq Stock Market Index (United States stock only) and the Nasdaq Bank Stock Index. The following information is based on an investment of $100 on December 31, 1998, with dividends reinvested quarterly.

                                                               DECEMBER 31,
                                 1998          1999            2000          2001          2002          2003
CNB Corporation                  $100          $172            $136          $142          $134          $142
Nasdaq Stock Market               100           185             112            89            61            92
Nasdaq Bank Stock                 100            96             110           119           122           157

                                    [GRAPH]

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors of the Corporation has an Audit Committee. Its membership is comprised of Directors Hillesheim (who serves as Chairman), Baker, Darrow, Ellenberger, Ormsbee and VanAntwerp. All members qualify as "independent directors" under the NYSE listing standards. Under the Sarbanes-Oxley Act of 2002 and implementing Securities and Exchange Commission rules, the Corporation is required to disclose whether the Audit Committee has at least one member who qualifies as an "audit committee financial expert" as that term is defined in the rules. Based on the exacting criteria set forth in the Securities and Exchange Commission rules, the Board of Directors has determined that no independent member of the Board of Directors qualifies as an "audit committee financial expert". The present members of the Audit Committee have 66 years of combined service on the Audit Committee. All of the members are financially literate and at least one of the members has expertise in accounting and other aspects of financial management. Considering this experience and expertise and other relevant issues, the Board of Directors believes that the Audit Committee can effectively fulfill its duties and obligations and has determined that appointing an additional director or retaining an individual who would meet the qualifications of an "audit committee financial expert" is neither necessary nor reasonable at this time.

      The Audit Committee meets at least quarterly each year and more frequently as circumstances may require. Due to the number of important matters requiring its attention relative to the internal audit function and the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee met 18 times during 2003. THE AUDIT COMMITTEE OPERATES UNDER A WRITTEN CHARTER ADOPTED BY THE BOARD OF DIRECTORS, A COPY OF WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT.

      The Board of Directors of the Corporation does not have a standing nominating committee. The Board of Directors believes that, given its relatively small size and with six of its nine current members qualifying as "independent directors" under the NYSE listing standards, it is appropriate for the entire Board of Directors to serve in the capacity of a nominating committee. The Board of Directors does not have a charter or other formal written policy with regard to its function as a nominating committee.

      Traditionally all directors of the Corporation also serve as the Board of Directors of the Bank; therefore, director nominees must meet the qualifications for national bank directors set forth in 12 USC Sec. 72. Based on those qualifications and Comptroller of the Currency and corporate governance guidelines, the Board of Directors has developed criteria to be used in considering individual director candidates. Consideration of factors relative to the size and composition of the Board of Directors will vary according to the expertise and demographics of the existing Board. In making nominations for election to the Board of Directors, the Board of Directors will consider director candidates recommended by shareholders. Any director candidate recommended by shareholders will be reviewed and evaluated in the same manner as all other director candidates. Shareholders who wish to recommend a director candidate should submit the name and qualifications of the proposed candidate in writing, delivered or mailed, to the Secretary of the Corporation at least five months before the next annual meeting to assure time for meaningful consideration by the Board of Directors.

      IN MARCH 2004, THE BOARD OF DIRECTORS ADOPTED A BYLAW PROVISION FOR THE NOMINATION OF DIRECTORS WHICH IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT. Beginning with the 2005 Annual Meeting of Shareholders, only persons who are nominated in accordance with that bylaw provision shall be eligible for election as directors.

      As noted above, all directors the Corporation also serve as the Board of Directors of the Bank. The Board of Directors of the Corporation held a total of five meetings during 2003, including the organizational meeting. The Board of Directors of the Bank held a total of 26 meetings during 2003, including the organizational meeting and one special meeting. All directors attended 75% or more of the aggregate number of meetings of the two Boards and the Audit Committee, except for Mr. VanAntwerp who attended 60%. There are no family relationships between or among any of the directors, nominees or executive officers of the Corporation.

      The directors of the Corporation are expected to attend the Annual Meeting of Shareholders with the organizational meeting of the newly elected Board of Directors being held immediately after the shareholders' meeting as provided in the Bylaws. All directors attended the 2003 Annual Meeting of Shareholders.

                          REPORT OF THE AUDIT COMMITTEE

      The primary function of the Audit Committee ("Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to shareholders and others, the systems of internal controls, and all internal and external audit processes. Management is responsible for preparing the Corporation's financial statements and the independent external auditors are responsible for auditing those financial statements.

      The Committee reviewed and discussed the audited financial statements of the Corporation for the year ended December 31, 2003 with management and the independent external auditors.

      The Committee discussed with the independent external auditors the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Corporation's financial statements. The Committee also received the written disclosures and the letter from the independent external auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from management and the Corporation and its related entities), discussed with the auditors any relationships that may impact their independence and satisfied itself as to the auditors' independence.

      Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Vincent J. Hillesheim, Chairman             Thomas J. Ellenberger
Steven J. Baker                             John L. Ormsbee
Kathleen M. Darrow                          Francis J. Van Antwerp, Jr.

                                 CODE OF ETHICS

      The Corporation has adopted a Senior Financial Officers Code of Ethics that applies to the Corporation's chief executive officer, treasurer, controller or other senior officers performing similar functions. A copy of the Senior Financial Officers Code of Ethics will be furnished without charge upon written request to: Corporate Secretary, CNB Corporation, 303 N. Main Street, Cheboygan, Michigan 49721.

                            COMPENSATION OF DIRECTORS

      All directors initially elected prior to January 1, 1994 participate in the Citizens National Bank of Cheboygan 1985 Directors' Deferred Compensation Plan in lieu of current payment of director fees. The plan was adopted by the Bank in 1985 and in 1993 participation in the plan was closed to directors initially elected after January 1, 1994. The plan provides for retirement and death benefits to be paid to the participating directors by the Bank over a minimum of fifteen years. The Bank is the owner and beneficiary of life insurance policies which are structured to fund the Bank's obligations under the terms of the plan.

      Directors initially elected after January 1, 1994, may participate in the Citizens National Bank of Cheboygan 1997 Deferred Compensation Plan. The plan was adopted by the Bank effective September 1, 1997. The plan permits deferral of all or any portion of current director fees. Amounts deferred are credited with interest at a rate equal to the Bank's "yield on earning assets" as calculated at year end of the prior year. Upon separation for any reason of the services of a participating director from the Bank, the director will be entitled to receive the balance of his or her account either in a lump sum or in approximately equal installments over a period of ten years.

      During 2003 directors participating in the 1985 Directors' Deferred Compensation Plan received a deferred annual retainer of $4,000 for service on the Board of Directors of the Corporation and the Bank. Directors not eligible to participate in the 1985 Directors' Deferred Compensation Plan received a quarterly retainer of $2,250 for service on the two Boards. Directors are not compensated for attendance at Board or Committee meetings, but are reimbursed for travel expenses for meetings attended.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

      The following table sets forth the compensation received by the named executives for each of the calendar years shown.

                               ANNUAL COMPENSATION

NAME AND PRINCIPAL                                                               OTHER
    POSITION               YEAR               SALARY            BONUS         COMPENSATION
Robert E. Churchill        2003             $170,000(1)       $  117,256        $17,643(3)
Chairman & Chief           2002             $165,000(1)       $  103,016        $14,615(3)
Executive Officer          2001             $160,000(1)       $   88,912        $12,007(3)

James C. Conboy, Jr.       2003             $135,000(1)       $   39,085        $12,342(4)
President & Chief          2002             $129,000(1)       $   20,603        $11,669(4)
Operating Officer          2001             $124,000(1)       $   17,782        $10,754(4)

Susan A. Eno               2003             $ 88,500(2)       $   15,000        $ 4,546(5)
Executive Vice
President

(1)Includes compensation deferred under the 401(k) Savings Plan and 1997 Deferred Compensation Plan and $4,000 deferred annual director fee.

(2)Includes compensation deferred under the 401(k) Savings Plan and 1997 Deferred Compensation Plan.

(3)Includes employer's matching contributions under the 401(k) Savings Plan of $9,465; $8,128; and $6,690 for 2003; 2002; and 2001 respectively.

(4)Includes employer's matching contributions under the 401(k) Savings Plan of $5,203; $4,593; and $4,102 for 2003; 2002; and 2001 respectively and taxable value of furnished automobile of $4,257; $4,344, and $4,577 for 2003; 2002; and 2001 respectively.

(5)Includes employer's matching contribution of $3,136 under the 401(k) Savings Plan.

                               PENSION PLAN TABLE

The defined benefit retirement plan covers employees over 20 years of age with more than six months of eligible service. Normal retirement age is 65. Participants receive credit for 1.1% of average compensation multiplied by years of credited benefit service, plus .65% of average compensation in excess of covered compensation multiplied by years of credited benefit service (maximum of 35 years).

                                                        YEARS OF SERVICE
                           ----------------------------------------------------------------------------
REMUNERATION               15               20                25                30               35
100,000                    19,986           26,648            33,310            39,972           46,634
125,000                    26,548           35,398            44,247            53,097           61,946
150,000                    33,111           44,148            55,185            66,222           77,259
175,000                    39,673           52,898            66,122            79,347           92,571
200,000                    46,236           61,648            77,060            92,472          107,884
225,000                    46,236           61,648            77,060            92,472          107,884

The law in effect throughout 2003 limited remuneration considered for benefit purposes to $ 200,000. Covered remuneration for the named executives who participated in the plan is $ 200,000 for Mr. Churchill, $ 170,085 for Mr. Conboy and $ 103,500 for Mrs. Eno. As of December 31, 2003, Mr. Churchill was credited with 28.83 years of service, Mr. Conboy was credited with 5 years of service and Mrs. Eno was credited with 32.08 years of service. The annual benefit is based upon a 10-year period certain and life annuity and is not subject to any deduction for Social Security or other offset amounts.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Plan Category                                 (a)                         (b)                           (c)
                                         Number of                  Weighted-average                Number of
                                         securities to be           exercise price of               Securities
                                         issued upon                outstanding                     Remaining
                                         exercise of                options, warrants               available for
                                         Outstanding                And rights                      future issuance
                                         options, warrants                                          under equity
                                         and rights                                                 compensation plans
                                                                                                    (excluding securities
                                                                                                    reflected in column (a))

Equity compensation                      39,342                     $ 44.10                         9,952
plans approved by
security holders

Equity compensation                      None
plans not approved by
security holders

Total                                    39,342                     $ 44.10                         9,952

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                    % OF
                                                    TOTAL                                        POTENTIAL
                                                    OPTIONS/                                  REALIZED VALUE AT
                               NUMBER OF            SARS                                       ASSUMED ANNUAL
                               SECURITIES           GRANTED TO                              RATES OF STOCK PRICE
                               UNDERLYING           EMPLOYEES       EXERCISE                  APPRECIATION
                               OPTIONS/SARS         IN FISCAL       OR BASE     EXPIR.       FOR OPTION TERM
          NAME                 GRANTED              YEAR            PRICE       DATE           5%        10%
--------------------           ------------         ----------      --------    ------      --------------------
James C. Conboy, Jr.             1,050                12.6%           $51      12/24/13       56,228    58,905
Susan A. Eno                       945                11.3%           $51      12/24/13       50,605    53,014

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth the options exercised by the named executives under the CNB Corporation 1996 Stock Option Plan during the fiscal year ended December 31, 2003 and the value of unexercised options as of such date.

                                                          NUMBER OF SECURITIES                  VALUE OF
                             SHARES                      UNDERLYING UNEXERCISED         UNEXERCISED IN-THE-MONEY
          NAME              ACQUIRED       VALUE      OPTIONS AT FISCAL YEAR END(1)   OPTIONS AT FISCAL YEAR END(2)
                           ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCIS-ABLE   EXERCISABLE    UNEXERCIS-ABLE
Robert E. Churchill
Chairman & Chief
Executive Officer               0            0           5,149               0            $54,311                0

James C. Conboy, Jr.
President & Chief
Operating Officer               0            0           4,882           1,050            $(1,529)          $2,551

Susan A. Eno
Executive Vice

President                       0            0           3,983             945            $57,702           $2,296

(1)The number of shares shown have been adjusted to reflect three 5% stock dividends.

(2)The value shown is calculated by determining the difference between the fair market value of the common stock and the exercise price of the options (adjusted for stock dividends) at fiscal year end. For purposes of this value, fair market value is deemed to be $51.00 per share, the price at which the stock last traded on or before December 31, 2003.

                        REPORT ON EXECUTIVE COMPENSATION

      The Corporation's compensation program for executive officers is administered by the entire Board of Directors, including Robert E. Churchill, Chairman & Chief Executive Officer; James C. Conboy, Jr., President & Chief Operating Officer; and John P. Ward, Secretary. At present, all officers of the Corporation, with the exception of Mr. Ward, the Corporation's Secretary, are also officers of the Bank, and although they receive compensation from the Bank in their capacity as officers of the Bank, they receive no separate cash compensation from the Corporation. Mr. Ward receives no compensation as Secretary of the Corporation.

      The Board of Directors has developed and implemented compensation plans which seek to align the financial interests of the Corporation's senior officers with those of its shareholders. The Corporation's executive compensation program is comprised of three primary components: base salary, annual cash incentive bonus opportunities and longer-term incentive opportunities in the form of stock option awards. Executives also participate in the Bank's 401(k) Savings Plan and Pension Plan and are eligible to participate in the Bank's 1997 Deferred Compensation Plan.

      To attract and retain officers with exceptional abilities and talent, annual base salaries are set to provide competitive levels of compensation recognizing individual performance and achievements. Annual cash incentive bonuses are used to reward senior officers and other key employees for individual performance, accomplishments and achievement of annual business targets. A significant portion of career compensation for senior officers is linked to corporate performance through stock option awards.

      The Board of Directors determines the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer. Annual base salary, incentive bonus and stock option awards with respect to the Corporation's other senior officers are recommended by the Chief Executive Officer to, and ultimately determined by, the Board of Directors. All recommendations of the Chief Executive Officer were approved by the Board of Directors for the most recent calendar year.

      In evaluating the performance of and determining the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer and other senior management, the Board of Directors takes into account management's contribution to the long-term success of the Corporation. The Board of Directors considers return to shareholders to be primary in measuring financial performance. The mission of the Corporation is to maximize long-term return to shareholders consistent with its commitments to maintain the safety and soundness of the Corporation and the Bank and provide the highest possible service at a fair price to the customers and communities that it serves. The Board of Directors has taken these subjective and qualitative factors into account, along with other quantitative measures of corporate performance, in establishing the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer and the Corporation's other senior management, giving at least equal weight to the subjective and qualitative factors and no particular weight to any given factor. The determination of the size of stock option awards is based upon a subjective analysis of each recipient's position within the organization, his or her individual performance and his or her growth potential within the organization.

      The Board of Directors primarily considers five quantitative measures of corporate performance in establishing the compensation to be paid to the Chief Executive Officer and the Corporation's other senior management. These measures of corporate performance are: (i) after-tax earnings and earnings growth; (ii) capital position; (iii) quality of the Bank's loan portfolio; (iv) targeted as compared to actual operating performance; and (v) the Corporation's performance and financial condition as compared to that of its Federal Reserve Bank peer group. These measures were considered by the Board of Directors in determining each component of executive compensation, with particular weight being given to after-tax earnings and earnings growth. The Board of Directors also takes into consideration compensation levels at comparable financial institutions based on various general and targeted compensation surveys of peer group commercial banks with total assets between $100 and $500 million and located in the Midwest United States and the state of Michigan.

Submitted by the Board of Directors:

Steven J. Baker         Robert E. Churchill               James C. Conboy, Jr.
Kathleen M. Darrow      Thomas J. Ellenberger             Vincent J. Hillesheim
John L. Ormsbee         Francis J. VanAntwerp, Jr.        John P. Ward

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Directors and officers of the Corporation, as well as members of their immediate families and the companies, organizations and other entities with which they are associated, have had, and are expected to have in the future, transactions with the Bank. All such transactions are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral requirements on loan transactions, as those prevailing at the same time for comparable transactions with other persons. All such loan transactions do not involve more than normal risk of collectibility or present other unfavorable features and, when required, are approved by the Board of Directors.

      Director Conboy serves of counsel to the law firm of Bodman, Longley & Dahling LLP which provided legal services to the Corporation and the Bank during 2003. It is anticipated that Bodman, Longley & Dahling LLP will continue to furnish legal services in the future.

      Director Ward served as a consultant to, and worked on various projects for, the Bank during 2003 and was compensated $7,200 for his services.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and any persons beneficially owning more than 10% of the Corporation's common stock to file reports of ownership and changes in ownership of shares of common stock with the Securities and Exchange Commission. Based upon a review of the Forms 3 and 4 and amendments thereto furnished to the Corporation during 2003 and Form 5 and amendments thereto furnished to the Corporation with respect to 2003, and written representations by each director and executive officer, the Corporation believes that all of the required reports were filed by such persons during 2003.

                              INDEPENDENT AUDITORS

      In 2003, Crowe Chizek and Company LLC performed audit and audit related services for the Corporation and the Bank, which included examination of the consolidated financial statements of the Corporation and consultation on accounting and reporting matters. Crowe Chizek and Company LLC has served as the independent external auditors for the Bank since 1980 and for the Corporation since its formation in 1985 and the Audit Committee has selected Crowe Chizek and Company LLC to serve as the Corporation's independent external auditors for 2004. A representative of Crowe Chizek and Company LLC is not expected to be at the Annual Meeting of Shareholders.

      Aggregate fees billed to the Corporation by Crowe Chizek and Company LLC, for the years ended December 31, 2003 and 2002 were as follows:

                                           2003               2002
                                           ----               ----
Audit Fees                             $42,754.00         $39,377.00
Audit-Related Fees                            .00                .00
Tax Fees                                 7,000.00           6,900.00
All Other Fees                           1,000.00                .00

      Tax fees relate to tax return preparation and tax consulting. All other fees for 2003 were for determination of expense under the 1985 Directors Deferred Compensation Plan.

      All of the services provided by the Corporation's independent external auditors set forth above were approved by the Audit Committee.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      The Board of Directors does not have a formal process for shareholders to send communications to the Board of Directors. All members of the Board of Directors and a large majority of the shareholders reside in the rural geographic area served by the Corporation and the Bank and open and direct communication between the directors and those shareholders is encouraged. As for written communications from shareholders or other interested parties to the Board of Directors or any specific individual director, the practice has been and will continue to be that all such communications are promptly forwarded to the appropriate party or shared with the full Board of Directors no later than the next regularly scheduled meeting of the Board. Any shareholder wishing to send a written communication to the Board of Directors or a specific individual director should address the communication to the Board of Directors or the individual director, CNB Corporation, 303 N. Main Street, Cheboygan, Michigan 49721.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

      If you share an address with one or more other shareholders, a single copy of the Annual Report and/or Proxy Statement is being provided to you and the other shareholders. If you wish to receive a separate copy of the Annual Report and/or Proxy Statement, please make that request in person, in writing, or by telephone to: Secretary, CNB Corporation, P. O. Box 10, Cheboygan, MI 49721.
Telephone: 231-627-7111 or 1-888-627-7800.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal to be considered by the Corporation for inclusion in the 2005 Annual Meeting of Shareholders proxy materials must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and be received by the Corporation no later than December 10, 2004.

                                 OTHER BUSINESS

      The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, or any adjournment thereof, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the Proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and the Bank may solicit proxies by telephone or in person, without compensation other than their regular compensation.

      The Annual Report of the Corporation for 2003 is included with this Proxy Statement.

      Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

                                            By order of the Board of Directors,

                                            John P. Ward
                                            Secretary

Dated: April 16, 2004

                                   APPENDIX A

                                 CNB CORPORATION
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of all members of the Board of Directors who qualify as "independent directors" under the NYSE Standards of Independence. At least one member must have expertise in accounting or other aspects of financial management and all members are expected to be financially literate or to gain such literacy after appointment. The Audit Committee shall meet at least quarterly each year and more frequently as circumstances may require.

PURPOSE

The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to shareholders, potential shareholders, the investment community, and others relating to the accounting and financial reporting processes and practices of the Corporation and the quality and integrity of the financial reports of the Corporation. In so doing, the Audit Committee shall maintain free and open means of communication between the Board of Directors, the independent external auditors, the internal auditors and the management of the Corporation.

RESPONSIBILITIES AND AUTHORITY

The Audit Committee is responsible for determining the specific policies and procedures it needs to carry out its responsibilities and believes such policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and shareholders that the accounting and financial reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. The Audit Committee shall have the following responsibilities and authority:

- Appoint, evaluate and, where appropriate, replace, and approve the compensation of the independent external auditors engaged to audit the financial statements of the Corporation or perform other audit, review or attest services. The independent external auditors shall report directly to the Audit Committee and the Committee shall oversee the work of the independent external auditors, including resolution of any disagreements between management and the independent external auditors.

- Pre-approve all audit and permitted non-audit services of the independent external auditors and approve all engagement fees and terms in accordance with the Audit and Non-Audit Services Pre-Approval Policy.

- Review at least annually all relationships between the independent external auditors and the Corporation to assess the auditors' independence and their compliance with auditing rules and standards, including the rotation of lead audit and concurring review partners.

- Review and discuss with the independent external auditors and management the scope of the proposed audit for the current year and the audit procedures to be utilized. Receive and review the results of the audit, including any comments or recommendations of the independent external auditors and management's response to them.

- Review with the independent external auditors and the internal auditors the adequacy and effectiveness of the accounting and financial controls of the Corporation and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose inaccurate, incomplete or unauthorized transactions, deficiencies in the safeguarding of assets, unreliable financial and regulatory reporting, and deviations from laws, regulations, corporate policies or the code of conduct.

- Annually evaluate the adequacy and effectiveness of the internal audit function including its structure and appoint, replace, and approve the compensation of any outside audit firm performing any of the internal audit functions. Review and approve the proposed risk assessment and the internal audit plan for the coming year and the coordination of such plan with the independent external auditors.

- Review and approve the appointment, replacement, reassignment or dismissal of the manager of internal audit. Annually evaluate the competence and performance of the manager of internal audit, limiting senior management's input into the evaluation to administrative details.

- Receive and review at each regular meeting a summary of findings and recommendations from completed internal audits, together with management's response where appropriate, and a progress report on the internal audit plan, with explanations for any deviations from the approved plan.

- Provide sufficient opportunity for the Audit Committee to meet separately with the internal auditors and the independent external auditors, without members of management present, to discuss the results of their examinations or any other matters either of the parties believe should be discussed privately.

- Review and discuss with management and the independent external auditors the audited financial statements prior to their being included in the annual report to shareholders or reports to be filed with the Securities and Exchange Commission or other regulators, and discuss with the independent external auditors any matters required to be communicated to the Audit Committee by the independent external auditors under generally accepted auditing standards.

- Review and discuss with management and the independent external auditors the interim financial statements prior to their being included in reports to be filed with the Securities and Exchange Commission or other regulators and discuss with the independent external auditors any matters required to be communicated to the Audit Committee by the independent external auditors under generally accepted auditing standards.

- Review with the independent external auditors, internal auditors and management changes and developments in accounting, financial reporting, or auditing standards and principles, or any other legal or regulatory matters that may have a significant effect on the Corporation's financial statements or the audit process.

- Issue the report required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement and cause a copy of this Audit Committee Charter, as it may be amended from time to time, to be published in the annual proxy statement in compliance with applicable rules and regulations.

- Establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting or auditing matters, including procedures necessary to receive and respond to confidential and anonymous submissions by employees regarding questionable accounting or auditing matters. Investigate any matter brought to its attention within the scope of its responsibilities, with full access to all books, records, facilities and personnel of the Corporation, and with the power to retain outside counsel or other experts for this purpose.

- Keep written minutes of all Audit Committee meetings and report to the Board of Directors on matters discussed and all actions taken at each meeting.

- Review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

                                   APPENDIX B

                                   ARTICLE III
                                    DIRECTORS

      SECTION 2. NOMINATION OF DIRECTORS. Nominations of persons for election to the board of directors may be made by or at the direction of the board of directors, by any nominating committee or person appointed by the board of directors, or by any shareholder entitled to vote at a meeting at which one or more directors will be elected who submits timely written notice of any nomination to the secretary of the corporation.

      To be timely, a shareholder's notice shall be delivered to, or mailed and received at, the principal business office of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the scheduled date of the annual meeting of shareholders, regardless of any postponements, deferrals or adjournments of that meeting to a later date. To be timely in the case of a special meeting of the shareholders or in the event that the date of the applicable annual meeting is changed by more than thirty (30) days from its scheduled date, a shareholder's notice must be received no later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the meeting date was mailed or the day public disclosure of the meeting was made.

      To be in proper written form, a shareholder's notice must set forth or include (1) the name and address, as they appear on the records of the corporation, of the shareholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (2) a representation that the shareholder giving the notice is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) the class and number of shares of the capital stock of the corporation beneficially owned and of record by the shareholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (4) any material interest or relationship that the shareholder giving the notice and/or the beneficial owner, if any, on whose behalf the nomination is made may have with each proposed nominee; (5) the name, address, age, principal occupation or employment, and such other information for each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the board of directors; and (6) a signed consent of each proposed nominee to serve as a director of the corporation if so elected.

      No person shall be eligible for election as a director unless such person has been nominated in accordance with the procedures prescribed herein. If the facts warrant, the person presiding at the meeting will determine and declare to the meeting that a nomination does not satisfy the foregoing requirements and the defective nomination shall be disregarded. Nothing in this Section shall be construed to affect the requirement for proxy statements of the corporation under Regulation 14A of the Securities Exchange Act of 1934, as amended.

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 18, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Thomas J. Ellenberger, Vincent J. Hillesheim, and John L. Ormsbee, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CNB Corporation held of record by the undersigned on March 19, 2004, at the Annual Meeting of Shareholders to be held May 18, 2004, and at any adjournment thereof.

1. In the election of nine directors to be elected for terms expiring in 2005:

[ ]  FOR all nominees listed below           [ ]  WITHHOLD AUTHORITY to vote for
     (except as marked to the contrary            all nominees listed below
     below)

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Steven J. Baker, D.V.M.     Kathleen M. Darrow        John L. Ormsbee
Robert E. Churchill         Thomas J. Ellenberger     Francis J. VanAntwerp, Jr.
James C. Conboy, Jr.        Vincent J. Hillesheim     John P. Ward

                          COMPLETE AND SIGN ON REVERSE

      The undersigned shareholder instructs the Proxies to vote as specified in this Proxy on the matters described in the Proxy Statement dated April 16, 2004. This Proxy, when properly executed, will be voted by the Proxies in the manner directed herein by the undersigned shareholder. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. BY EXECUTION OF THIS PROXY, THE UNDERSIGNED SHAREHOLDER CONFERS UPON THE ABOVE-APPOINTED PROXIES THE DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, AND REVOKES ANY PRIOR PROXIES.

      The undersigned shareholder acknowledges receipt of the 2003 Annual Report to Shareholders, and the Notice of Meeting and Proxy Statement, both dated April 16, 2004.

      The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the annual meeting. This Proxy may be revoked at any time before it is voted.

      Each shareholder must sign exactly as his/her name appears below. For shares held jointly, each joint owner must sign. If signing as attorney, executor, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such brokers as nominees are to be voted.

      The _________ shares represented by this Proxy are registered on our books as follows:

Date:____________, 2004                  _______________________________________
                                         Signature

Brokers-Number of Shares ___________     _______________________________________
                                         Signature

                                         _______________________________________
                                         Signature

IF YOU SHARE AN ADDRESS WITH ONE OR MORE OTHER SHAREHOLDERS, A SINGLE COPY OF THE ANNUAL REPORT AND/OR PROXY STATEMENT IS BEING PROVIDED TO YOU AND THE OTHER SHAREHOLDERS. IF YOU WISH TO RECEIVE A SEPARATE COPY OF THE ANNUAL REPORT AND/OR PROXY STATEMENT, PLEASE MAKE THAT REQUEST IN PERSON, IN WRITING, OR BY TELEPHONE
TO: SECRETARY, CNB CORPORATION, P. O. BOX 10, CHEBOYGAN, MI 49721. TELEPHONE:
231-627-7111 OR 1-888-627-7800.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.